UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2017

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Delaware	333-138951	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 30-01, Level 30, Menara Standard Chartered, No 30, Jalan Sultan Ismail, 50250, Kuala Lumpur, Malaysia
(Address of principal executive offices)	(Zip Code)

+852-5933-1214

(Registrant's telephone number)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 – Changes in Registrant’s Certifying Accountant

(a) Through June 22, 2017, Paritz & Co. (the “Former Accountant”), was the independent registered public accounting firm of Toga Limited (the “Company”). On June 22, 2017, the Company notified the Former Accountant that it was dismissing them as the Company’s independent registered public accounting firm. The termination of the Former Accountant was approved by the Company’s Board of Directors.

Other than an explanatory paragraph included in the Former Accountant’s audit report for the Company’s fiscal year ended July 31, 2015, relating to the uncertainty of the Company’s ability to continue as a going concern, the audit report of the Former Accountant on the Company’s financial statements for fiscal year ended July 31, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended July 31, 2014 and through July 31, 2015, and then through June 22, 2017, there were no disagreements (as defined in item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with their report.

The Company furnished the Former Accountant with a copy of this disclosure on June 22, 2017, providing the Former Accountant with the opportunity to furnish the Company with a letter addressed to the Commission stating whether they agree with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which they do not agree. A copy of the Former Accountant letter addressed to the Commission is filed as Exhibit 16.1 to this Report.

(b) On June 22, 2017, the Company engaged MaloneBailey, LLP (“MaloneBailey”), as the Company’s independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal year ended July 31, 2015, and through June 22, 2017 neither the Company nor anyone acting on its behalf consulted with MaloneBailey regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by MaloneBailey on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement with the Former Accountant.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

(a) Exhibits:

Ex. No.	Date	Document

16.01	June 26, 2017	Paritz & Co. Letter addressed to the SEC

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TOGA LIMITED

DATED: June 28, 2017	By:	/s/ Toh Kok Soon
Toh Kok Soon
Chief Executive officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)

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